American Century Investment Trust Summary Prospectus and Prospectus Supplement Short Duration Inflation Protection Bond Fund
Supplement dated February 26, 2014 ¡ Summary Prospectus and Prospectus dated July 26, 2013 (as revised January 24, 2014)

The following is added to the Portfolio Managers section on page 4 of the summary prospectus and page 5 of the prospectus.

Miguel Castillo, Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2008.

The following replaces The Fund Management Team section on page 10 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the fund’s strategic investment parameters based on economic and market conditions. The fund’s other portfolio managers are responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.

The individuals listed below are primarily responsible for the day-to-day management of the fund described in this prospectus.

Robert V. Gahagan (Macro Strategy Team Representative)

Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1983. He has a bachelor’s degree in economics and an MBA from the University of Missouri – Kansas City.

Brian Howell (Macro Strategy Team Representative)

Mr. Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1987. He has a bachelor’s degree in mathematics/statistics and an MBA from the University of California – Berkeley.

James E. Platz

Mr. Platz, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 2003. He received a bachelor’s degree in history and political economies of industrial societies from the University of California – Berkeley, and an MBA from the University of Southern California. He is a CFA charterholder.

Miguel Castillo

Mr. Castillo, Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2008 as a senior fixed income trader. He was promoted to portfolio manager in 2014. He has a bachelor’s degree in banking and finance from Escuela Bancaria Y Comercial, Mexico City, and an MBA from the University of Minnesota.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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